EXECUTION VERSION

AMENDMENT NO. 1
TO MASTER SHELF AGREEMENT

As of October 1, 2008

Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Each of the other Purchasers named on the attached Information Schedule
c/o Prudential Capital Group
Gateway Center Four
100 Mulberry Street
Newark, NJ 07102-4069

Ladies and Gentlemen:

We refer to the Master Shelf Agreement, dated as of August 9, 2007 (as amended hereby, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among MDU Energy Capital, LLC, a Delaware limited liability company (the “Company”), Prudential Investment Management, Inc. (“PIM”), The Prudential Insurance Company of America (“Prudential”), and the holders of the Notes issued thereunder (together with Prudential, the “Note Holders”), pursuant to which the Company has issued its 5.74% Senior Notes, Series A, due October 22, 2012, its 6.17% Senior Notes, Series B, due May 15, 2013, and its 6.12% Senior Notes, Series C, due August 31, 2017, and will issue its 5.69% Senior Notes, Series D, due October 1, 2013 (the “Series D Notes”), and its 5.97% Senior Notes, Series E, due October 1, 2015 (the “Series E Notes”).  Unless otherwise defined in this Amendment No. 1 to Master Shelf Agreement (this “Amendment”), the terms defined in the Agreement shall be used herein as therein defined.

The Company has requested that the Agreement be amended as hereinafter set forth, and subject to the terms and conditions specified herein, PIM and the Note Holders parties to this Amendment are willing to agree to the requested amendments.

1.           Amendment to the Agreement.  The Agreement is hereby amended as follows:

(a)           The cover page of the Agreement is hereby amended by deleting the figure “$125,000,000” and replacing it with the figure “$175,000,000”.

(b)           Section 1 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

1           AUTHORIZATION OF NOTES.

1.1           Authorization of Issue of Initial Notes, Series C Notes, Series D Notes and Series E Notes.

(a)           The Company has authorized the issue of (a) $25,000,000 principal amount of its 5.74% Senior Notes, Series A, dated August 14, 2007, and due October 22, 2012, substantially in the form of Exhibit 1-A attached hereto (the “Series A Notes”), (b) $25,000,000 principal amount of its 6.17% Senior Notes, Series B, dated August 14, 2007, and due May 15, 2013, substantially in the form of Exhibit 1-B attached hereto (the “Series B Notes” and, together with the Series A Notes, individually and collectively, the “Initial Notes”), and (c) $35,000,000 principal amount of its 6.12% Senior Notes, Series C, dated August 28, 2007, and due August 31, 2017, substantially in the form of Exhibit 1-C attached hereto (the “Series C Notes”).  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

(b)           The Company has authorized the issue of (a) $30,000,000 principal amount of  its 5.69% Senior Notes, Series D, due October 1, 2013, substantially in the form of Exhibit 1-D attached hereto (the “Series D Notes”), and (b) $50,000,000 principal amount of its 5.97% Senior Notes, Series E, due October 1, 2015, substantially in the form of Exhibit 1-E attached hereto (the “Series E Notes”).

1.2           Authorization of Issue of Shelf Notes.

           The Company also has authorized the issue of additional senior promissory notes (together with any other Notes hereafter purchased and sold pursuant to this Agreement as contemplated by the third sentence of Section 2.1(c), the “Shelf Notes”), each Shelf Note to be dated the date of issue thereof; to mature, in the case of each Note so issued, no more than 15 years after the date of original issuance thereof; to have an average life, in the case of each note so issued, of no more than 13 years after the date of original issuance thereof (provided that up to $50,000,000 aggregate principal amount of the Notes may have an average life of 15 years after the date of original issuance thereof); to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to Section 2.6; and to be substantially in the form of Exhibit 1-F attached hereto.  The term “Notes” as used herein shall include each Series A Note, Series B Note, Series C Note, Series D Note, Series E Note and Shelf Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Series A Note, Series B Note, Series C Note, Series D Note, Series E Note and Shelf Note pursuant to any such provision.  Notes which have (i) the same final maturity, (ii) the same installment payment dates, (iii) the same installment payment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods, and (vi) the same original date of issuance are herein called a “Series” of Notes.

(c)           Section 2.1 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

2.1           Sale and Purchase; Facility.

(a)           Sale and Purchase of Initial Notes and Series C Notes.  Subject to the terms and conditions of this Agreement, the Company has issued and sold (i) the Initial Notes to each Initial Purchaser, and each Initial Purchaser has purchased from the Company the Initial Notes in the principal amount specified opposite such Initial Purchaser’s name on the Information Schedule at the purchase price of 100% of the principal amount thereof at the Initial Closing provided for in Section 3.1(a), and (ii) the Series C Notes to each Purchaser thereof, and each such Purchaser has purchased from the Company the Series C Notes in the principal amount specified opposite such Purchaser’s name on the Information Schedule at the purchase price of 100% of the principal amount thereof at the Closing with respect thereto provided for in Section 3.1(b) (as such Section was in effect at the time of such Closing).

(b)           Sale and Purchase of Series D Notes and Series E Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell the Series D Notes and Series E Notes to each Purchaser thereof specified opposite such Purchaser’s name on the Information Schedule, and each such Purchaser will purchase from the Company such Series D Notes and Series E Notes, at the purchase price of 100% of the principal amount thereof at the Series D/E Closing provided for in Section 3.1(b). The obligations of such Purchasers and the other Purchasers under this Agreement are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser under this Agreement.

(c)           Facility.  Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of the total amount of authorized Notes pursuant to this Agreement.  The willingness of Prudential to consider such purchase of Notes is herein called the “Facility.”  At any time, the “Available Facility Amount” shall be (i) $175,000,000 minus (ii) the aggregate principal amount of Notes purchased and sold pursuant to this Agreement prior to such time, minus (iii) the aggregate principal amount of Accepted Notes which have not yet been purchased and sold hereunder prior to such time, plus (iv) (to the extent that the Company authorizes additional Shelf Notes) the aggregate principal amount of Notes purchased and sold pursuant to this Agreement and thereafter retired prior to such time; provided, that at no time may the aggregate principal amount of Notes outstanding under this Agreement exceed $175,000,000.  NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

(d)           Section 3.1(a) of the Agreement is hereby amended by deleting the last sentence of such Section in its entirety and replacing it with the following:

The Initial Closing, the Series C Closing, the Series D/E Closing and each Shelf Closing are referred to as a “Closing”.

(e)           Section 3.1(b) of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(b)           Series D/E Closing.  The sale and purchase of the Series D Notes and the Series E Notes to be purchased by the applicable Purchaser shall occur at the offices of Baker Botts L.L.P., 2001 Ross Avenue, Suite 600, Dallas, TX 75201, no later than 11:30 a.m. (New York City local time), at a closing (the “Series D/E Closing”) on October 1, 2008 (the day of such Closing being the “Series D/E Closing Day”).  At the Series D/E Closing, the Company will deliver to each Purchaser of Series D Notes or Series E Notes, as the case may be, the Series D Notes or Series E Notes to be purchased by such Purchaser in the form of a single Series D Note or Series E Note, as the case may be (or such greater number of Series D Notes or Series E Notes in denominations of at least $100,000 as such Purchaser may request), dated October 1, 2008, and registered in such Purchaser’s name (or in the name of its nominee), against delivery to the Company by such Purchaser of immediately available funds in the amount of the purchase price for the Series D Notes or Series E Notes to be purchased by such Purchaser by wire transfer of immediately available funds for the account of the Company to account number 163070647736 at US Bank, N.A., ABA# 091300023 for credit of MDU Energy Capital, LLC.  If at the Series D/E Closing the Company shall fail to tender such Series D Notes or Series E Notes, as the case may be, to any Purchaser as provided above in this Section 3.1(b), or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

(f)           Section 3.1 of the Agreement is amended by adding the following Section (c) to the Agreement:

(c)           Subsequent Closings.  Not later than 11:30 A.M. (New York City local time) on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at a closing (each, a “Shelf Closing”), at the offices of Baker Botts L.L.P., 2001 Ross Avenue, Suite 600, Dallas, TX 75201, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on the Closing Day, dated the Closing Day and registered in such Purchaser’s name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company’s account specified in the Request for Purchase of such Accepted Notes.

(g)           Section 3.2 of the Agreement is hereby amended by deleting “Section 3.1(b)” in the first sentence of such Section and replacing it with “Section 3.1(c)”.

(h)           Section 4 of the Agreement is hereby amended by deleting the first four lines of such Section in their entirety and replacing them with the following:

The obligation of any Purchaser to purchase and pay for any Initial Notes, Series C Notes, Series D Notes, Series E Notes or any Accepted Notes is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Applicable Closing Day with respect to such Notes, of the following conditions:

(i)           Section 4.1 of the Agreement is hereby amended by deleting the Section in its entirety and replacing it with the following:

4.1           Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the Applicable Closing Day.

(j)           Section 4.2 of the Agreement is hereby amended by deleting the Section in its entirety and replacing it with the following:

4.2           Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Applicable Closing

Day, and after giving effect to the issue and sale of the Notes to be issued on such Applicable Closing Day (and, (i) with respect to any Accepted Notes, the application of the proceeds thereof as contemplated by this Agreement and the Request for Purchase for such Accepted Notes, and (ii) with respect to the Series D Notes and the Series E Notes, the application of the proceeds thereof as contemplated by the first sentence of Section 5.14), no Default or Event of Default shall have occurred and be continuing.  From December 31, 2006 to the date of this Agreement, neither the Company nor any Subsidiary shall have entered into any transaction that remains in effect on the date of this Agreement and that would have been prohibited by Sections 10.1 through 10.16 hereof had such Sections applied since December 31, 2006.

(k)           Section 4.3 of the Agreement is hereby amended by deleting the Section in its entirety and replacing it with the following:

4.3           Compliance Certificates.

(a)           Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Applicable Closing Day, certifying that the conditions specified in Sections 4.1, 4.2 and 4.8 and, in the case of the Series D/E Closing Day, the conditions specified in Section 4.13 (together with supporting calculations in reasonable detail), have been fulfilled.

(b)           Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate, dated as of the Applicable Closing Day, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of such Notes and this Agreement.

(l)           Section 4.4 of the Agreement is hereby amended by deleting “Thelen Reid Brown Raysman & Steiner LLP” and replacing it with “Thelen LLP”.

(m)           Section 4 of the Agreement is hereby amended by adding the following Section 4.13 thereto:

4.13           Acquisition of Intermountain Gas Company.  Solely with respect to the Series D/E Closing, Prairie Intermountain shall have acquired all of the issued and outstanding Capital Stock of Intermountain Gas Company, an Idaho corporation (“Intermountain”), and Intermountain at such time shall have not more than $105,000,000 of Indebtedness.

(n)           Section 5.14 of the Agreement is hereby amended by adding the following at the end of the first sentence thereof:

and, in the case of the Series D Notes and the Series E Notes, to consummate the Intermountain Acquisition

(o)           Section 7.1(b) of the Agreement is hereby amended by inserting the words “and “Intermountain” after the word “Cascade” in clauses (iii) and (iv) thereof.

(p)           Section 9.1 of the Agreement is hereby amended by inserting the words “and the Intermountain Acquisition” immediately following the words “Cascade Acquisition”.

(q)           Section 9.7 of the Agreement is hereby amended by inserting “and Intermountain or any of its Subsidiaries” immediately following the words “Cascade or any of its Subsidiaries”.

(r)           Section 10.1 of the Agreement is hereby amended by inserting the following immediately after subsection (b) thereof:

(c)           Maximum Intermountain Capitalization Ratio.  The Company shall not permit the Intermountain Capitalization Ratio to exceed 65% at any time.

(s)           Section 10.3 of the Agreement is hereby amended by inserting “and Intermountain or any of its Subsidiaries” immediately following the words “Cascade or any of its Subsidiaries”.

(t)           Section 10.4 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

10.4           Limitation of Securing Cascade Loan Agreement or Intermountain Loan Agreement.

The Company shall not at any time permit Cascade or Intermountain to secure any Indebtedness outstanding under the Cascade Loan Agreement or the Intermountain Loan Agreement, respectively, in any manner by any Lien on any Property.

(u)           Section 10.16 of the Agreement is hereby amended by deleting the caption thereof and replacing it with “Limitation on Activities of Prairie and Prairie Intermountain” and by adding the following sentence at the end of such Section:

The Company shall not permit Prairie Intermountain to (a) conduct, transact or otherwise engage in any business or operations other than any business or operations that are incidental to the ownership by Prairie Intermountain of all the outstanding Capital Stock of Intermountain, (b) create, incur, assume or otherwise become obligated with respect to any Indebtedness, (c) create, incur, assume or suffer to exist any Lien on any of the Capital Stock of Intermountain or (d) cease to own, directly, both beneficially and of record, all the outstanding Capital Stock of Intermountain.

(v)           Section 13.2 of the Agreement is hereby amended by deleting the Section in its entirety and replacing it with the following:

13.2           Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of (i) Exhibit 1-A, in the case of a Series A Note, (ii) Exhibit 1-B, in the case of a Series B Note, (iii) Exhibit 1-C, in the case of a Series C Note, (iv) Exhibit 1-D, in the case of a Series D Note, (v) Exhibit 1-E, in the case of a Series E Note and (vi) Exhibit 1-F, in the case of a Shelf Note.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $2,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $2,000,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

(w)           Schedule B of the Agreement is hereby amended by adding the following new defined terms thereto, at the appropriate alphabetical positions therein:

“Applicable Closing Day” means the Initial Closing Day (in the case of the Initial Notes), the Series C Closing Day (in the case of the Series C Notes), the Series D/E Closing Day (in the case of the Series D Notes and the Series E Notes) and the Closing Day with respect to any Accepted Notes (in the case of such Accepted Notes).

“Intermountain” is defined in Section 4.13.

“Intermountain Acquisition” means the completion of the transaction which results in Intermountain becoming a Subsidiary of Prairie Intermountain.

“Intermountain Capitalization” means the sum of (i) Intermountain Debt and (ii) the total stockholders’ equity of Intermountain determined in accordance with GAAP minus amounts attributable to mandatorily Redeemable Preferred Stock of Intermountain and its Subsidiaries determined in accordance with GAAP.

“Intermountain Capitalization Ratio” means the ratio of Intermountain Debt to Intermountain Capitalization.

“Intermountain Debt” means the consolidated Indebtedness of Intermountain and its Subsidiaries.

“Intermountain Loan Agreement” means, at any time, the primary bank credit agreement of Intermountain including, so long as it shall remain in effect, the Credit Agreement, dated as of October 19, 2005, among Intermountain, Bank of America, N.A. and the other lenders party thereto (as from time to time amended, modified, supplemented, restated, refinanced or replaced).

“Prairie Intermountain” means Prairie Intermountain Energy Holdings, LLC, a Delaware limited liability company.

“Series C Closing” means the closing at which the Series C Notes were sold and purchased under this Agreement.

“Series C Closing Day” means the day of the Series C Closing.

“Series C Notes” is defined in Section 1.1(a).

“Series D Notes” is defined in Section 1.1(b).

“Series D/E Closing” is defined in Section 3.1(b).

“Series D/E Closing Day” is defined in Section 3.1(b).

“Series E Notes” is defined in Section 1.1(b).

(x)           Schedule B of the Agreement is hereby amended by deleting the defined terms “Facility”, “Initial Notes”, “Principal Operating Subsidiary”, “Purchasers”, “Series A Notes”, “Series B Notes” and “Shelf Closing” in their entirety and replacing them with the following:

“Facility” is defined in Section 2.1(c).

“Initial Notes” is defined in Section 1.1(a).

“Principal Operating Subsidiary” means (i) Cascade and its permitted successors, (ii) Intermountain and its permitted successors, and (iii) when used with respect to any fiscal year of the Company, each other Subsidiary of the Company having either (a) EBITDA in excess of 10% of the consolidated EBITDA of the Company and its Subsidiaries for such fiscal year or (b) Total Assets in excess of 10% of Consolidated Total Assets at the end of such fiscal year.

“Purchasers” means the Initial Purchasers, the initial purchasers of the Series C Notes, the Series D Notes and the Series E Notes and, with respect to any Accepted Notes, the Person or Persons (either PICA or a Prudential Affiliate) who are purchasing such Accepted Notes.

“Series A Notes” is defined in Section 1.1(a).

“Series B Notes” is defined in Section 1.1(a).

“Shelf Closing” is defined in Section 3.1(c).

(y)           The Information Schedule attached to the Agreement is hereby deleted and replaced in its entirety with the Information Schedule attached as Schedule A hereto.

(z)           Schedule 5.4 to the Agreement is hereby deleted and replaced in its entirety with Schedule 5.4 attached hereto.

(aa)           Exhibit 1-C attached to the Agreement is hereby deleted and replaced in its entirety, with Exhibit 1-C attached as Exhibit A hereto.

(bb)           Exhibit 1-D and Exhibit 1-E attached as Exhibit B and Exhibit C, respectively, hereto are hereby added to the Agreement after Exhibit 1-C.

(cc)           Exhibit 1-F attached as Exhibit D hereto is hereby added to the Agreement after Exhibit 1-E.

2.           Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) upon the satisfaction in full of each of the following conditions, each of which must occur prior to, or substantially simultaneously with, such effectiveness:

(a)           receipt by the Note Holders of a counterpart of this Amendment, duly executed and delivered by the Company; and

(b)           satisfaction of the conditions precedent to the issuance of the Series D Notes and the Series E Notes set forth in Section 4 of the Agreement, as amended hereby (regardless of whether such conditions apply generally to the issuance of all Notes or specifically to the issuance of the Series D Notes and the Series E Notes).

3.           Miscellaneous.

(a)           Effect on Agreement.  On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement, and each reference in the Notes and all other Loan Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Agreement shall mean the Agreement as affected by this Amendment.  The Agreement, as affected by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement, except as expressly provided herein.  Without limiting the generality of the foregoing, nothing in this Amendment shall be deemed (i) except as expressly provided herein, to constitute a consent to non-compliance by the Company or any other Person with respect to any term, provision, covenant or condition of the Agreement or any other Loan Document, or (ii) to prejudice any right or remedy that any holder of Notes may now have or may have in the future under or in connection with the Agreement or any other Loan Document.

(b)           Counterparts.  This Amendment may be executed in any number of counterparts (including those transmitted by telecopy or electronic transmission) and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.  Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(c)           Expenses.  The Company confirms its agreement, pursuant to Section 15.1 of the Agreement, to pay promptly all out-of-pocket expenses of the Note Holders related to the preparation, negotiation, reproduction, execution and delivery of this Amendment and all matters contemplated hereby and thereby, including without limitation all fees and out-of-pocket expenses of the Note Holder’s special counsel.

(d)           Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING, TO THE EXTENT PERMITTED BY THE LAW OF SUCH STATE, CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

{Remainder of this page blank; signature page follows.}

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least one counterpart to the Company at P.O. Box 5650, Bismarck, ND 58506-5650, Attention:  Chief Financial Officer.

Very truly yours,

MDU ENERGY CAPITAL, LLC

By:/s/ Vernon A. Raile
Name: Vernon A. Raile
Title: Vice President and Treasurer

The foregoing is hereby agreed to as of the Amendment Effective Date:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By: /s/ Brian N. Thomas
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:  /s/ Brian N. Thomas
Vice President

PRUCO LIFE INSURANCE COMPANY

By:  /s/ Brian N. Thomas
Vice President

PRUCO LIFE INSURANCE COMPANY OF
  NEW JERSEY

By: /s/ Brian N. Thomas
Vice President

Signature Page to Amendment No. 1 to Shelf Agreement

AMERICAN SKANDIA LIFE ASSURANCE
  CORPORATION

By:          Prudential Investment Management, Inc.,
as investment manager

By: /s/ Brian N. Thomas
Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:          Prudential Investment Management, Inc.,
as investment manager

By: /s/ Brian N. Thomas
Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:          Prudential Investment Management (Japan),
Inc., as Investment Manager

By:          Prudential Investment Management, Inc.,
as Sub-Adviser

By:  /s/ Brian N. Thomas
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:          Prudential Investment Management, Inc.,
as investment manager

By: /s/ Brian N. Thomas
Vice President

Signature Page to Amendment No. 1 to Shelf Agreement

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:          Prudential Investment Management, Inc.,
as investment manager

By:/s/ Brian N. Thomas
Vice President

PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST

By:          Prudential Investment Management, Inc.,
as investment manager

By: /s/ Brian N. Thomas
Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:          Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:          Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  /s/ Brian N. Thomas
Vice President

Signature Page to Amendment No. 1 to Shelf Agreement

SCHEDULE A
INFORMATION SCHEDULE

MDU Energy Capital, LLC
5.74% Senior Notes, Series A, due 2012
		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$25,000,000	$25,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, National Association New York, NY ABA No.: 021-000-021
Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.74% Senior Notes, Series A, 2012, Security No. INV 10916, PPN 55294# AA3” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-1211670

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

MDU Energy Capital, LLC
6.17% Senior Notes, Series B, due 2013

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$20,241,948	$20,241,948

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, National Association New York, NY ABA No.: 021-000-021
Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “6.17% Senior Notes, Series B, 2013, Security No. INV 10916, PPN 55294# AB1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-1211670

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUCO LIFE INSURANCE COMPANY	$1,541,069	$1,541,069

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, National Association New York, NY ABA No.: 021-000-021
Account No.: P86192 (please do not include spaces) Account Name: Pruco Life Private Placement

Each such wire transfer shall set forth the name of the Company, a reference to “6.17% Senior Notes, Series B, due 2013, Security No. INV 10916, PPN 55294# AB1”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company c/o The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Pruco Life Insurance Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-1944557

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY	$2,273,078	$2,273,078

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, National Association New York, NY ABA No.: 021-000-021
Account No.: P86202 (please do not include spaces) Account Name: Pruco Life of New Jersey Private Placement

Each such wire transfer shall set forth the name of the Company, a reference to “6.17% Senior Notes, Series B, due 2013, Security No. INV 10916, PPN 55294# AB1”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company of New Jersey c/o The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Pruco Life Insurance Company of New Jersey c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-2426091

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	AMERICAN SKANDIA LIFE ASSURANCE CORPORATION	$943,905	$943,905

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, National Association New York, NY ABA No.: 021-000-021 Account No.: P86259 (please do not include spaces) Account Name: American Skandia Life - Private Placements

Each such wire transfer shall set forth the name of the Company, a reference to “6.17% Senior Notes, Series B, due 2013, Security No. INV 10916, PPN 55294# AB1” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 06-1241288

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

MDU Energy Capital, LLC
6.12% Senior Notes, Series C, due 2017

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$20,590,000	$ 3,090,000
$17,500,000
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $3,090,000)

Account Name:  The Prudential - Privest Portfolio
Account No.:  P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $17,500,000)

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “6.12% Senior Notes, Series C, due 2017, Security No. INV10916, PPN 55294# AC9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-1211670

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY	$1,030,000	$1,030,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021
Account No.: P86321 (please do not include spaces) Account Name: PARCC PLAZ Trust 2 - Privates

Each such wire transfer shall set forth the name of the Company, a reference to “6.12% Senior Notes, Series C, due 2017, Security No. INV10916, PPN 55294# AC9”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Arizona Reinsurance Captive Company c/o The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Prudential Arizona Reinsurance Captive Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 33-1095301

(7)	Authorized Officers: Randall M. Kob Ric E. Abel Brian E. Lemons Timothy M. Laczkowski Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	GIBRALTAR LIFE INSURANCE CO., LTD.	$10,290,000	$10,290,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021
Account No.: P86246 (please do not include spaces) Account Name: Gibraltar Private

Each such wire transfer shall set forth the name of the Company, a reference to “6.12% Senior Notes, Series C, due 2017, Security No. INV10916, PPN 55294# AC9” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Company

Each such wire transfer shall set forth the name of the Company, a reference to “6.12% Senior Notes, Series C, due 2017, Security No. INV10916, PPN 55294# AC9” and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd. 2-13-10, Nagatacho Chiyoda-ku, Tokyo 100-8953, Japan Telephone: 81-3-5501-6680 Facsimile: 81-3-5501-6432 E-mail: yoshiki.saito@gib-life.co.jp

Attention: Yoshiki Saito, Vice President of Investment Operations Team

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 98-0408643

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$3,090,000	$3,090,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank New York, NY ABA No. 021000021

Account Name: PRIAC Account No. P86329 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “6.12% Senior Notes, Series C, due 2017, Security No. INV10916, PPN 55294# AC9” and the due date and application (as among principal, interest and Make Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102

Telephone:  (973) 802-8107
Facsimile:   (888) 889-3832

(3)	Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(5)	Tax Identification No.: 06-1050034

MDU Energy Capital, LLC
5.69% Senior Notes, Series D, due 2013

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$30,000,000	$30,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces)

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to "5.69% Senior Notes, Series D, due 2013, Security No. INV10916, PPN 55294# AE5" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-1211670

(7)	Authorized Officers: Ric E. Abel Randall M. Kob Timothy M. Laczkowski Brian E. Lemons Brian N. Thomas

MDU Energy Capital, LLC
5.97% Senior Notes, Series E, due 2015

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$17,440,000	$9,940,000
$7,500,000
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $9,940,000)

Account Name:  The Prudential - Privest Portfolio
Account No.:  P86189 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $7,500,000)

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to "5.97% Senior Notes, Series E, due 2015, Security No. INV10916, PPN 55294# AD7" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 22-1211670

(7)	Authorized Officers: Ric E. Abel Randall M. Kob Timothy M. Laczkowski Brian E. Lemons Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY	$6,000,000	$6,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021
Account No.: P86393 (please do not include spaces) Account Name: UPARC PLAZ Trust 2 - Privates

Each such wire transfer shall set forth the name of the Company, a reference to "5.97% Senior Notes, Series E, due 2015, Security No. INV10916, PPN 55294# AD7", and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Universal Prudential Arizona Reinsurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Universal Prudential Arizona Reinsurance Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(6)	Tax Identification No.: 41-2214052

(7)	Authorized Officers: Ric E. Abel Randall M. Kob Timothy M. Laczkowski Brian E. Lemons Brian N. Thomas

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUDENTIAL RETIREMENT GUARANTEED COST BUSINESS TRUST	$17,000,000	$17,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021000021
Beneficiary Account Name: North American Beneficiary Account No.: 9009000168 BBI: Account of Prudential for G09966 PRIAC GC PVT

Each such wire transfer shall set forth the name of the Company, a reference to "5.97% Senior Notes, Series E, due 2015, Security No. INV10916, PPN 55294# AD7" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pru & Co
c/o Prudential Investment Management, Inc.
Attn:  Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102

Telephone:  (973) 802-8107
Facsimile:   (800) 224-2278

(3)	Address for all other communications and notices:

Prudential Retirement Guaranteed Cost Business Trust c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(5)	Tax Identification No.: 06-1050034

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$5,200,000	$4,200,000 $1,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank New York, NY ABA No. 021000021

Account Name:  PRIAC - SA - Firestone - Privates
Account No. P86343 (please do not include spaces) in the case of payments on account of the Note originally issued in the principal amount of $4,200,000)

Account Name:  PRIAC - SA - Principal Preservation - Privates
Account No. P86345 (please do not include spaces) in the case of payments on account of the Note originally issued in the principal amount of $1,000,000)

Each such wire transfer shall set forth the name of the Company, a reference to "5.97% Senior Notes, Series E, due 2015, Security No. INV10916, PPN 55294# AD7" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102

Telephone:  (973) 802-8107
Facsimile:   (888) 889-3832

(3)	Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201

Attention: Managing Director

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Thomas P. Donahue Telephone: (214) 720-6202

(5)	Tax Identification No.: 06-1050034

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	ZURICH AMERICAN INSURANCE COMPANY	$4,360,000	$4,360,000

Notes/Certificates to be registered in the name of: Hare & Co.

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Hare & Co. c/o The Bank of New York ABA No.: 021-000-018 BNF: IOC566 Attn: William Cashman Ref: ZAIC Private Placements #399141

Each such wire transfer shall set forth the name of the Company, a reference to "5.97% Senior Notes, Series E, due 2015, PPN 55294# AD7" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

Zurich North America
Attn:  Treasury T1-19
1400 American Lane
Schaumburg, IL 60196-1056

Contact:  Mary Fran Callahan, Vice President-Treasurer
Telephone:  (847) 605-6447
Facsimile:   (847) 605-7895
E-mail:  mary.callahan@zurichna.com

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director

(4)	Address for Delivery of Notes:

(a)           Send physical security by nationwide overnight delivery
service to:

Bank of New York
Window A
One Wall Street, 3rd Floor
New York, NY 10286

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Zurich American Insurance Co.-Private Placements; Account Number:  399141).

(b)           Send copy by nationwide overnight delivery service to:

Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102

Attention:  Trade Management, Manager
Telephone:  (973) 367-3141

(5)	Tax Identification No.: 13-6062916

SCHEDULE 5.4
COMPANY’S SUBSIDIARIES, AFFILIATES, DIRECTORS AND OFFICERS, AND AGREEMENTS RESTRICTING SUBSIDIARY DIVIDENDS

I.           Company Subsidiaries

1.	Prairie Cascade Energy Holdings, LLC, a Delaware limited liability company, 100%
2.	Prairie Intermountain Energy Holdings, LLC, a Delaware limited liability company, 100%
3.	Cascade Land Leasing Co., a Washington corporation, 100%
4.	Cascade Natural Gas Corporation, a Washington corporation, 100%
5.	CGC Energy, Inc., a Washington corporation, 100%
6.	CGC Properties, Inc., a Washington corporation, 100%
7.	CGC Resources, Inc., a Washington corporation, 100%
8.	Intermountain Gas Company, an Idaho corporation, 100%

II.           Affiliates (other than Subsidiaries)

1.	Alaska Basic Industries, Inc., an Alaska corporation, 100%
2.	Ames Sand & Gravel, Inc., a North Dakota corporation, 100%
3.	Anchorage Sand and Gravel Company, Inc., an Alaska corporation , 100%
4.	Baldwin Contracting Company, Inc., a California corporation, 100%
5.	BEH Electric Holdings, LLC, a Nevada limited liability company, 100%
6.	Bell Electrical Contractors, Inc., a Missouri corporation, 100%
7.	Bitter Creek Pipelines, LLC, a Colorado limited liability company, 100%
8.	BMH Mechanical Holdings, LLC, a Nevada limited liability company, 100%
9.	Bombard Electric, LLC, a Nevada limited liability company, 100%
10.	Bombard Mechanical, LLC, a Nevada limited liability company, 100%
11.	Capital Electric Construction Company, Inc., a Kansas corporation, 100%
12.	Capital Electric Line Builders, Inc., a Kansas corporation, 100%
13.	Centennial Energy Holdings, Inc., a Delaware corporation, 100%
14.	Centennial Energy Resources International, Inc., a Delaware corporation, 100%
15.	Centennial Energy Resources LLC, a Delaware limited liability company, 100%
16.	Centennial Holdings Capital LLC, a Delaware limited liability company, 100%
17.	Central Oregon Redi-Mix, L.L.C., an Oregon limited liability company, 78%
18.	ClearFlame, LLC, a Colorado limited liability company, 100%
19.	Concrete, Inc., a California corporation, 100%
20.	Connolly-Pacific Co., a California corporation, 100%
21.	Continental Line Builders, Inc., a Delaware corporation, 100%
22.	Coordinating and Planning Services, Inc., a Delaware corporation, 100%
23.	Desert Fire Holdings, Inc., a Nevada corporation, 100%
24.	Desert Fire Protection, a Nevada Limited Partnership, 100%
25.	Desert Fire Protection, Inc., a Nevada corporation, 100%
26.	Desert Fire Protection, LLC, a Nevada limited liability company, 100%
27.	DSS Company, a California corporation, 100%
28.	E.S.I., Inc., an Ohio corporation, 100%

29.	Fairbanks Materials, Inc., an Alaska corporation, 100%
30.	Fidelity Exploration & Production Company, a Delaware corporation, 100%
31.	Fidelity Exploration & Production Company of Texas LLC, a Delaware limited liability company, 99.44%
32.	Fidelity Oil Co., a Delaware corporation, 100%
33.	Frebco, Inc., an Ohio corporation, 100%
34.	FutureSource Capital Corp., a Delaware corporation, 100%
35.	Granite City Ready Mix, Inc., a Minnesota corporation, 100%
36.	Hamlin Electric Company, a Colorado corporation, 100%
37.	Hap Taylor & Sons, Inc., an Oregon corporation, 100%
38.	Harp Engineering, Inc., a Montana corporation, 100%
39.	Hawaiian Cement, a Hawaii partnership, 100%
40.	ILB Hawaii, Inc., a Hawaii corporation, 100%
41.	Independent Fire Fabricators, LLC, a Nevada limited liability company, 100%
42.	International Line Builders, Inc., a Delaware corporation, 100%
43.	InterSource Insurance Company, a Vermont corporation, 100%
44.	Jebro Incorporated, an Iowa corporation, 100%
45.	JTL Group, Inc., a Montana corporation, 100%
46.	JTL Group, Inc., a Wyoming corporation, 100%
47.	Kent’s Oil Service, a California corporation, 100%
48.	Knife River Corporation, a Delaware corporation, 100%
49.	Knife River Corporation – North Central, a Minnesota corporation, 100%
50.	Knife River Corporation – South, a Texas corporation, 100%
51.	Knife River Dakota, Inc., a Delaware corporation, 100%
52.	Knife River Hawaii, Inc., a Delaware corporation, 100%
53.	Knife River Marine, Inc., a Delaware corporation, 100%
54.	Knife River Midwest, LLC, a Delaware limited liability company, 100%
55.	KRC Aggregate, Inc., a Delaware corporation, 100%
56.	KRC Holdings, Inc., a Delaware corporation, 100%
57.	LME&U Holdings, LLC, a Nevada limited liability company, 100%
58.	Lone Mountain Excavation & Utilities, LLC, a Nevada limited liability company, 100%
59.	Loy Clark Pipeline Co., an Oregon corporation, 100%
60.	LTM, Incorporated, an Oregon corporation, 100%
61.	MDU Brasil Ltda., a Brazil limited liability company, 100%
62.	MDU Chile Inversiones Ltda., a Chile limited liability partnership, 100%
63.	MDU Construction Services Group, Inc., a Delaware corporation, 100%
64.	MDU Industrial Services, Inc., a Delaware corporation, 100%
65.	MDU Norte Transmissão de Energia Ltda., a Brazil limited liability company, 99.99999%
66.	MDU Resources Group, Inc., a Delaware corporation, 100%
67.	MDU Resources International LLC, a Delaware limited liability company, 100%
68.	MDU Resources Luxembourg I LLC S.a.r.l., a Luxembourg limited liability company, 100%
69.	MDU Resources Luxembourg II LLC S.a.r.l., a Luxembourg limited liability company, 100%
70.	MDU Sul Transmissão de Energia Ltda., a Brazil limited liability company, 99.99999%
71.	Midland Technical Crafts, Inc., a Delaware corporation, 100%

72.	Morse Bros., Inc., an Oregon corporation, 100%
73.	Netricity LLC, an Alaska limited liability company, 75%
74.	Northstar Materials, Inc., a Minnesota corporation, 100%
75.	Oregon Electric Construction, Inc., an Oregon corporation, 100%
76.	Pouk & Steinle, Inc., a California corporation, 100%
77.	Prairielands Energy Marketing, Inc., a Delaware corporation, 100%
78.	Prairielands Magnetics Limited, a Scotland private limited company, 100%
79.	Rocky Mountain Contractors, Inc., a Montana corporation, 100%
80.	Rogue Aggregates, Inc., an Oregon corporation, 100%
81.	Seven Brothers Ranches, Inc., a Wyoming corporation, 100%
82.	USI Industrial Services, Inc., a Delaware corporation, 100%
83.	The Wagner Group, Inc., a Delaware corporation, 100%
84.	Wagner Industrial Electric, Inc., a Delaware corporation, 100%
85.	The Wagner-Smith Company, an Ohio corporation, 100%
86.	Wagner-Smith Equipment Co., a Delaware corporation, 100%
87.	Wagner-Smith Pumps & Systems, Inc., an Ohio corporation, 100%
88.	WBI Canadian Pipeline, Ltd., a Canada corporation, 100%
89.	WBI Energy Services, Inc., a Delaware corporation, 100%
90.	WBI Holdings, Inc., a Delaware corporation, 100%
91.	WBI Pipeline & Storage Group, Inc., a Delaware corporation, 100%
92.	WHC, Ltd., a Hawaii corporation, 100%
93.	Williston Basin Interstate Pipeline Company, a Delaware corporation, 100%

III.           Company’s Directors and Officers

Directors:

Terry D. Hildestad
Vernon A. Raile
Paul K. Sandness

Officers:

Terry D. Hildestad, Chairman of the Board
David L Goodin, President and Chief Executive Officer
Vernon A. Raile, Vice President and Treasurer
Paul K. Sandness, General Counsel and Secretary

IV.	Restrictions on Subsidiary issuing Dividends or Distributions

Cascade Natural Gas Corporation - Dividend restrictions are contained in commitments 27, 28 and 29 of the stipulated commitments approved by the Oregon Public Utilities Commission in Order No. 07-221 entered 06/05/07 (as amended by Order No. 07-320 entered 07/25/07) in Docket UM 1283, and by the Washington State Utilities and Transportation Commission in Order 06 dated June 27, 2007 in Docket UG-061721.

Intermountain Gas Company – Dividend restrictions contained in:

•	Commitment 11 of the Memorandum of Understanding dated July 9, 2008 among Intermountain Gas Company, MDU Resources Group, Inc. and the Idaho Public Utilities Commission Staff;

•	Section 7.06 of the Credit Agreement, dated as of October 19, 2005, among Intermountain Gas Company, Bank of America, N.A. and the other lenders party thereto; and

•	Section 9.15 of the Debenture Purchase Agreement, dated as of September 18, 1998, between Intermountain Gas Company and Teachers Insurance and Annuity Association of America.

EXHIBIT A
EXHIBIT 1-C
[FORM OF SERIES C NOTE]

MDU ENERGY CAPITAL, LLC

6.12% SENIOR NOTE, SERIES  C, DUE AUGUST 31, 2017

No. R-C-__

PPN 55294# AC9

ORIGINAL PRINCIPAL AMOUNT:_____________

ORIGINAL ISSUE DATE: August 28, 2007

INTEREST RATE: 6.12%

INTEREST PAYMENT DATES: Quarterly on the last day of each of February, May, August and November of each year commencing, November 30, 2007

FINAL MATURITY DATE: August 31, 2017

PRINCIPAL INSTALLMENT DATES AND AMOUNTS:  Due on the Final Maturity Date

FOR VALUE RECEIVED, the undersigned, MDU ENERGY CAPITAL, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________________], or registered assigns, the principal sum of [____________________] DOLLARS on the Final Maturity Date specified above, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.12% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below) payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, N.A. in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Shelf Agreement, dated as of August 9, 2007 (as amended from time to time, the “Agreement”), between the Company and Prudential Investment Management, Inc., and the holders of the notes issued thereunder and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement and (ii) to have made the representation set forth in Section 6.2 of the Agreement.  As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

MDU ENERGY CAPITAL, LLC

By:           ________________________
 Title:

EXHIBIT B

EXHIBIT 1-D
[FORM OF SERIES D NOTE]

MDU ENERGY CAPITAL, LLC

5.69% SENIOR NOTE, SERIES  D, DUE OCTOBER 1, 2013

No. R-D-__

PPN 55294# AE5

ORIGINAL PRINCIPAL AMOUNT:_____________

ORIGINAL ISSUE DATE: October 1, 2008

INTEREST RATE: 5.69%

INTEREST PAYMENT DATES: Quarterly on the first day of each January, April, July and October of each year commencing, January 1, 2009

FINAL MATURITY DATE: October 1, 2013

PRINCIPAL INSTALLMENT DATES AND AMOUNTS:  Due on the Final Maturity Date

FOR VALUE RECEIVED, the undersigned, MDU ENERGY CAPITAL, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________________], or registered assigns, the principal sum of [____________________] DOLLARS on the Final Maturity Date specified above, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.69% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below) payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, N.A. in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Shelf Agreement, dated as of August 9, 2007 (as amended from time to time, the “Agreement”), between the Company and Prudential Investment Management, Inc., and the holders of the notes issued thereunder and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement and (ii) to have made the representation set forth in Section 6.2 of the Agreement.  As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

MDU ENERGY CAPITAL, LLC

By:           ________________________
 Title:

EXHIBIT C

EXHIBIT 1-E
[FORM OF SERIES E NOTE]

MDU ENERGY CAPITAL, LLC

5.97% SENIOR NOTE, SERIES  E, DUE OCTOBER 1, 2015

No. R-E-__

PPN 55294# AD7

ORIGINAL PRINCIPAL AMOUNT:_____________

ORIGINAL ISSUE DATE: October 1, 2008

INTEREST RATE: 5.97%

INTEREST PAYMENT DATES: Quarterly on the first day of each of January, April, July and October of each year commencing, January 1, 2009

FINAL MATURITY DATE: October 1, 2015

PRINCIPAL INSTALLMENT DATES AND AMOUNTS:  Due on the Final Maturity Date

FOR VALUE RECEIVED, the undersigned, MDU ENERGY CAPITAL, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________________], or registered assigns, the principal sum of [____________________] DOLLARS on the Final Maturity Date specified above, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.97% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below) payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, N.A. in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Shelf Agreement, dated as of August 9, 2007 (as amended from time to time, the “Agreement”), between the Company and Prudential Investment Management, Inc., and the holders of the notes issued thereunder and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement and (ii) to have made the representation set forth in Section 6.2 of the Agreement.  As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

MDU ENERGY CAPITAL, LLC

By:           ________________________
 Title:

EXHIBIT D

EXHIBIT 1-F
[FORM OF SHELF NOTE]

MDU ENERGY CAPITAL, LLC

% SENIOR NOTE, SERIES ________, DUE ___________

No. R-___

PPN ______________________

ORIGINAL PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:

INTEREST RATE:

INTEREST PAYMENT DATES:

FINAL MATURITY DATE:

PRINCIPAL INSTALLMENT DATES AND AMOUNTS:

FOR VALUE RECEIVED, the undersigned, MDU ENERGY CAPITAL, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________________], or registered assigns, the principal sum of [____________________] DOLLARS [on the Final Maturity Date specified above] [, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [____]%1  or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Make-Whole Amount (as defined in the Master Shelf Agreement referred to below) payable with respect to this Note are to be made at the main

[1] Interest rate plus 2%.

office of JPMorgan Chase Bank, N.A. in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a Series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Shelf Agreement, dated as of August 9, 2007 (as amended from time to time, the “Agreement”), between the Company and Prudential Investment Management, Inc., and the holders of the notes issued thereunder and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement and (ii) to have made the representation set forth in Section 6.2 of the Agreement.  As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

[The Company agrees to make required prepayments of principal in the amounts set forth above on the Principal Installment Dates set forth above.]  This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

MDU ENERGY CAPITAL, LLC

By:           ________________________
 Title: